UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2020

CRAFT BREW ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

929 North Russell Street

Portland, OR 97227-1733

(Address of principal executive offices, including zip code)

(503) 331-7270

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.005 par value	BREW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

As previously disclosed, on November 11, 2019, Craft Brew Alliance, Inc., a Washington corporation (the “Company”), Anheuser-Busch Companies, LLC, a Delaware limited liability company (“ABC”), and Barrel Subsidiary, Inc., a Washington corporation and wholly owned subsidiary of ABC (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving entity in the Merger as a direct subsidiary of ABC.

In connection with the Merger, the Company and ABC filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) on December 6, 2019.  ABC subsequently withdrew its HSR Act filing, and refiled it on January 6, 2020.

On February 5, 2020, the Company and ABC each received a request for additional information and documentary materials (the “Second Request”) from the DOJ in connection with the DOJ’s review of the Merger.

The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after the Company and ABC have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ.  Both parties intend to continue to work cooperatively with the DOJ in its review.

Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Agreement.

*****

Additional Information about the Merger and Where to Find It:

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the transaction, the Company filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on January 21, 2020, and the Company and ABC jointly filed a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”) on January 21, 2020. Following the filing of the Proxy Statement and Schedule 13e-3 with the SEC, the Company mailed the Proxy Statement and a proxy card to its shareholders on or about January 21, 2020 in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT ABC, THE COMPANY, THE TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and/or ABC through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC by the Company in the Investor Relations section of the Company’s website at www.craftbrewallianceinc.gcs-web.com or by contacting the Company’s Investor Relations at Investor.Relations@craftbrew.com or by calling 503-331-7270.

Forward-Looking Statements:

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements (including where the word “could,” “may,” or “would” is used rather than the word “will”) and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of the Company and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to the Company, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections, including depletions and shipments; the effect of out-of-stock issues and lower contract brewing shipments; price increases; gross margin rate improvement; the level and effect of SG&A expense; the effect of the class action settlement; effective tax rate changes; the risk that the conditions to the completion of the transaction (including the Company’s ability to obtain the shareholder approval required to consummate the merger and the timing of the closing of the merger) may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; an inability to realize synergies and operating efficiencies from the transaction within the expected timeframes or at all; the integration between the Company and ABC may be more difficult, time consuming or costly than expected; revenues following the transaction may be lower than expected; the anticipated size of the markets and continued demand for ABC’s products and the impact of competitive responses to the announcement of the transaction. Additional risks are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2019. Forward-looking statements speak only as of the date they are made. Except as required by law, neither ABC nor the Company has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Participants in Solicitation:

The Company and certain of its respective directors, executive officers and employees, and ABC and certain of its respective directors, executive officers and employees, may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 10, 2019, or its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 6, 2019. These documents are available free of charge as described above. Additional information regarding ABC’s directors and executive officers is also included in its Annual Report on Form 20-F for the year ended December 31, 2018, filed with the SEC on March 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Date: February 6, 2020	By:	/s/ Edwin A. Smith
	Name:	Edwin A. Smith
	Title:	Corporate Controller and Principal Accounting Officer